UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

Filed by the Registrant ☒    Filed by a party other than the Registrant ☐

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☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☒     Definitive Additional Materials
☐     Soliciting Material under §240.14a-12

HOMETRUST BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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+ Online Go to www.envisionreports.com/HTBI or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59pm, Eastern Time, on November 14, 2021. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the HomeTrust Bancshares, Inc. Stockholder Meeting to be Held on November 15, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. We encourage you to access and review the proxy materials before voting. The proxy statement and Annual Report on Form 10-K are available at: www.envisionreports.com/HTBI Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/HTBI. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before November 5, 2021 to facilitate timely delivery. 03IDHB 2 N O T + Stockholder Meeting Notice HomeTrust Bancshares, Inc.’s Annual Meeting of Stockholders will be held on November 15, 2021 at the Cambria Hotel, 15 Page Avenue, Asheville, NC 28801, at 10:00 a.m., local time.* Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote “FOR” the nominees in Proposal 1, a vote “FOR” Proposal 2 and a vote “FOR” Proposal 3. 1. The election of four directors, each for a term of three years. 2. An advisory (non-binding) vote on executive compensation (commonly referred to as a “say on pay vote”). 3. The ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent auditors for the fiscal year ending June 30, 2022. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper or e-mail copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. * As part of our precautions regarding the coronavirus (COVID-19) pandemic, we are planning for the possibility that the annual meeting may be held solely by means of remote communication (commonly referred to as a “virtual” meeting). If we determine to make the annual meeting virtual, we will announce the decision to do so in advance, and provide information on how to participate, in a press release, which will be filed with the Securities and Exchange Commission as additional proxy soliciting material. Here’s how to order a paper or e-mail copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an e-mail copy, you will receive an e-mail with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/HTBI. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an e-mail to investorvote@computershare.com with “Proxy Materials HomeTrust Bancshares, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper or e-mail copy of the meeting materials. To facilitate timely delivery, all requests for a paper or e-mail copy of proxy materials must be received by November 5, 2021.